UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): June 12, 2007

                                -----------------

                             Digital Recorders, Inc.
             (Exact Name of Registrant as Specified in Its Charter)



         North Carolina              1-13408              56-1362926
  (State or Other Jurisdiction     (Commission          (IRS Employer
        of Incorporation)          File Number)       Identification No.)


                5949 Sherry Lane, Suite 1050, Dallas, Texas 75225
               (Address of Principal Executive Offices) (Zip Code)

    Registrant's Telephone Number, Including Area Code     (214) 378-8992

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 7.01.  Regulation FD Disclosure

     On June 12, 2007, Digital Recorders, Inc. announced that management is investigating the implementation and/or acceleration of additional actions that may help the Company increase shareholder value.

     A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.


ITEM 9.01.  Financial Statements and Exhibits

(a)  Exhibits.
     99.1   Press release dated June 12, 2007.

Signature(s)

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               DIGITAL RECORDERS, INC.

Date: June 12, 2007            By:  /s/ STEPHEN P. SLAY
                                  ----------------------------------------------
                                  Stephen P. Slay
                                  Vice President, Chief Financial Officer,
                                  Secretary and Treasurer

INDEX TO EXHIBITS


EXHIBIT
NUMBER     DESCRIPTION
------     -----------

  99.1     Press release dated June 12, 2007.